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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):  AUGUST 30, 1996


                          CHASE BRASS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-13394                   51-0328047

 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)




STATE ROUTE 15, MONTPELIER, OH                                     43543

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:   (419) 485-3193


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 30, 1996, Chase Brass Industries, Inc. ("Registrant"), completed the acquisition of the assets and operations of the UNR-Leavitt Division ("Leavitt") of UNR Industries, Inc. ("UNR"), for a purchase price of $95 million in cash, subject to post-closing adjustments presently estimated to result in a reduction of $2.5 million to such amount. The consideration paid for Leavitt by the Registrant was determined by the Registrant based upon its assessment of the value of Leavitt operating as a wholly-owned subsidiary of Registrant and negotiations with UNR, which involved a competitive bid procedure in which the Registrant's bid was selected. Leavitt, a producer of mechanical and structural steel tubing, will operate as a wholly-owned subsidiary of the Registrant named Leavitt Tube Company, Inc.

         In connection with the acquisition of Leavitt, the Registrant entered into a new credit facility of $100 million agented by PNC Bank, National Association, of which $62 million was used to finance the acquisition. The balance of the purchase price was paid with cash on hand. Of the $62 million used under the new credit facility, $60 million was obtained pursuant to a term loan and $2 million was obtained under a $40 million revolving credit line.
The balance of the revolving credit line is available for working capital and to fund future acquisitions. The new credit facility replaced the Company's existing $33 million credit facility, which was terminated on August 30, 1996. A copy of the Credit Agreement relating to the new credit facility is attached hereto as Exhibit 99.1.

         On August 30, 1996, the Registrant issued a press release announcing the purchase of Leavitt. A copy of this press release is attached hereto as
Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (A) It is impractical to furnish the required financial information statements at this time. The financial statements will be filed under cover of Form 8-K/A on or before November 15, 1996.

  (B) It is impractical to furnish the required pro forma financial information at this time. The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before November 15, 1996.

  (C)    EXHIBITS

   EXHIBIT NO.                       DESCRIPTION
   -----------                       -----------

       2.1 Sale and Purchase Agreement dated as of May 15, 1996, among Chase Brass Industries, Inc., Leavitt Structural Tubing Co. and UNR Industries, Inc. (incorporated by reference to Exhibit 2.1 to Registrant's Form 10-Q for the quarter ending June 30, 1996).




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       2.2        Assignment  and Assumption  Agreement dated  June 27, 1996, by and  between Chase  Brass Industries,  Inc.  and  Leavitt
                  Tube  Company,  Inc.  (incorporated  by   reference  to
                  Exhibit 2.3 to Registrant's Form 10-Q for the quarter ending June 30, 1996).

       2.3 Amendment No. 1 to Sale and Purchase Agreement dated as of July 1, 1996, by and among Chase Brass Industries, Inc., Leavitt Tube Company, Inc., Leavitt Structural Tubing Co. and UNR Industries, Inc. (incorporated by reference to Exhibit 2.2 to Registrant's Form 10-Q for the quarter ending June 30, 1996).

       2.4 Amendment No. 2 to Sale and Purchase Agreement dated as of August 29, 1996, among Chase Brass Industries, Inc., Leavitt Tube Company, Inc., Leavitt Structural Tubing Co. and UNR Industries, Inc.

       99.1 Credit Agreement by and among Chase Brass Industries, Inc., the banks referred to therein and PNC Bank, National Association, as Agent, dated as of August 30, 1996.

       99.2       Press Release of Registrant dated August 30, 1996.


                 [BALANCE OF THE PAGE INTENTIONALLY LEFT BLANK]





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                                   SIGNATURE


      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CHASE BRASS INDUSTRIES, INC.


Date:  September 12, 1996               By:  /s/   MARTIN V. ALONZO
                                           ------------------------------------
                                           Martin V. Alonzo, Chairman of the
                                           Board, Chief Executive
                                           Officer and President





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                               INDEX TO EXHIBITS




                                                                                                        Sequentially
                                                                                                          Numbered
      Exhibit Number                                     Description                                        Pages
      --------------                                     -----------                                    ------------
            2.1             Sale and Purchase Agreement dated  as of May  15, 1996, among  Chase
                            Brass  Industries,  Inc.,  Leavitt  Structural  Tubing  Co.  and UNR
                            Industries,  Inc.  (incorporated  by  reference  to  Exhibit  2.1 to
                            Registrant's Form 10-Q for the quarter ending June 30, 1996).

            2.2             Assignment  and Assumption  Agreement  dated June 27,  1996,  by and between Chase Brass Industries, Inc. and Leavitt Tube Company,  Inc.
                            (incorporated  by reference to Exhibit 2.3 to Registrant's Form 10-Q for the quarter ending June 30, 1996).

            2.3             Amendment No. 1 to  Sale and Purchase Agreement dated as of  July 1,
                            1996, by  and  among  Chase  Brass  Industries, Inc.,  Leavitt  Tube
                            Company,  Inc., Leavitt  Structural Tubing  Co. and  UNR Industries,
                            Inc. (incorporated by reference to Exhibit  2.2 to Registrant's Form
                            10-Q for the quarter ending June 30, 1996).

            2.4             Amendment  No. 2 to Sale and  Purchase Agreement dated  as of August
                            29, 1996, among Chase Brass Industries,  Inc., Leavitt Tube Company,
                            Inc., Leavitt Structural Tubing Co. and UNR Industries, Inc.

           99.1             Credit  Agreement by  and among  Chase  Brass Industries,  Inc., the banks  referred to therein  and PNC  Bank, National  Association, as
                            Agent, dated as of August 30, 1996.

           99.2             Press Release of Registrant dated August 30, 1996.





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